Exhibit 10.4.5

AMENDMENT NO. 7

TO

LOAN AGREEMENT

AMENDMENT NO. 7 dated and effective as of February 1, 2006, among NICHOLAS FINANCIAL, INC. (“Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”).

WHEREAS, the Borrower, the Agent and the Lenders are parties to a certain Amended and Restated Loan and Security Agreement, dated as of August 1, 2000 (the “Loan Agreement”), pursuant to which the Lenders have agreed, subject to the terms and conditions therein set forth, to provide certain financial accommodations to the Borrower; and

WHEREAS, the Borrower desires that the Lenders amend certain provisions of the Loan Agreement, and the Lenders are willing, subject to the terms and conditions hereinafter set forth, to do so;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 2. AMENDMENTS. The Loan Agreement is hereby amended as follows:

(a) Increase In Commitments:

(i) Increase In Bank of America, N.A. Commitment. From and after the effective date of this Amendment the Commitment of Bank of America, N.A. is hereby increased from $40,000,000.00 to $45,000,000.00.

(ii) Increase In First Tennessee Bank National Association Commitment. From and after the effective date of this Amendment the Commitment of First Tennessee Bank National Association is hereby increased from $20,000,000.00 to $22,500,000.00.

(iii) Increase In Hibernia National Bank Commitment: From and after the effective date of this Amendment the Commitment of Hibernia National Bank is hereby increased from $15,000,000.00 to $17,500,000.00.

(iv) Increase In BoS (USA), Inc. Commitment: From and after the effective date of this Amendment the Commitment of BoS (USA), Inc. is hereby increased from $10,000,000.00 to $15,000,000.00.

(b) Amendment of Section 1.1:

The definition of “Maximum Revolver Amount” in Section 1.1 of the Loan Agreement is hereby amended to read as follows: “Maximum Revolver Amount” means $100,000,000.00.

SECTION 3. EFFECTIVENESS. The amendment made herein shall become effective when Lenders shall have duly executed and delivered this Agreement and counterparts hereof shall have been duly executed and delivered to the Agent by the Borrower.

SECTION 4. COUNTERPARTS AND GOVERNING LAW. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with the law of the State of New York.

SECTION 5. REFERENCES TO LOAN AGREEMENT. From and after the effectiveness of this Agreement and the waivers and agreements contemplated hereby, all references in the Loan Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Loan Agreement as certain provisions thereof are amended or supplemented by this Agreement, and all references in other documents to the Loan Agreement shall mean such agreement as certain provisions thereof are amended or supplemented by this Agreement.

SECTION 6. INVALIDITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be ineffective and valid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Agreement being prohibited or invalid.

SECTION 7. RATIFICATION AND CONFIRMATION. The Loan Agreement is hereby ratified and confirmed and, except as herein otherwise agreed, remains unmodified and in full force and effect.

SECTION 8. ADJUSTED PRO RATA PAYMENTS. Within ten (10) days from the date of execution of this Amendment (“Closing Settlement Date”), Agent shall conduct a Settlement with Lenders. At such Settlement, each Lender shall pay to the Agent in immediately available funds, an amount equal to each Lender’s pro rata share of the aggregate outstanding principal amount of the Loans. For purposes of the calculation of the pro rata share of each Lender, the Commitment of each Lender, shall be in the amount set forth in the signature section of this Amendment.

SECTION 9. ACKNOWLEDGEMENTS BY LENDERS.

(a) The execution and delivery of this Agreement effectuates a reallocation of the Maximum Revolving Amount and Commitments among Bank of America, N.A., Hibernia National Bank, First Tennessee Bank National Association and BoS (USA), Inc. (“Lenders”).

(b) The Lenders each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement including the delivery of any notices or other documents or instruments to the Borrower or the Administrative Agent, which may be required in connection with the reallocations contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:

NICHOLAS FINANCIAL, INC.

By:	/s/ Peter L Vosotas
Peter L. Vosotas, President

Agent:

BANK OF AMERICA, N.A., as Agent

By:	/s/ James C Smith
James C. Smith, Vice President

Lenders:

Commitment Amount:	BANK OF AMERICA, N.A.
$45,000,000.00 (45%)

	By:	/s/ James C Smith
James C. Smith, Vice President

Commitment Amount:	HIBERNIA NATIONAL BANK
$17,500,000.00 (17.50%)

	By:	/s/ George J Robins
George J. Robins, Vice President

Commitment Amount:	FIRST TENNESSEE BANK NATIONAL ASSOCIATION
$22,500,000.00 (22.50%)

	By:	/s/ David Perry
David Perry, Senior Vice President

Commitment Amount:	BoS (USA), INC.
$15,000,000.00 (15%)

	By:	/s/ Karen Weich
Karen Weich, Assistant Vice President